SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        January 21, 1998
                             -----------------------------------



                    Federal Agricultural Mortgage Corporation
             (Exact Name of Registrant as Specified in its Charter)

     Federally chartered
        instrumentality
      of the United States                       0-17440           52-1578738
   State or Other Jurisdiction of Incorporation (Commission      (IRS Employer
                                                File Number) Identification No.)

         919 18th Street, N.W., Suite 200, Washington, D.C.         20006
          (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:            (202) 872-7700
--------------------------------------------------------------------------------

                                    N/A
               (Former Name or Former Address, if Changed Since Last Report)





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Item 5.           Other Events

      On January 21, 1998, the Federal Agricultural Mortgage Corporation issued a press release announcing financial results for the year ended December 31, 1997, a copy of which is attached hereto.


Item 7.           Financial Statements and Exhibits

      Exhibit 99(1) - Press Release (including Consolidated Balance Sheets at December 31, 1997 and 1996; Consolidated Statements of Income for the quarters ended December 31, 1997 and December 31, 1996 and for the years ended December 31, 1997 and 1996; and Supplemental Information for the quarters ended December 31, 1997, September 30, 1997, June 30, 1997, March 31, 1997 and December 31,
1996).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FEDERAL AGRICULTURAL MORTGAGE CORPORATION
                                  (Registrant)


                                    By:   /s/ Michael T. Bennett
                                          Michael T. Bennett
                                          Vice President


Date: January 22, 1998